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                         J.P. MORGAN MUTUAL FUND SERIES

                         JPMorgan Intrepid All Cap Fund


                        Supplement dated Feburary 27, 2004
                      to the Prospectus dated February 28, 2003
                           as revised October 1, 2003


     On February 11, 2004, the Board of Trustees adopted a resolution to change the name of the "JPMorgan Intrepid All Cap Fund" to "JPMorgan Intrepid
America Fund" effective April 30, 2004. In addition, the changes described below are expected to take effect on April 30, 2004.

     The section on page 11 under the heading "The Fund's Main Investment Strategy" is hereby deleted in its entirety and replaced with the following:

     "Under normal circumstances, the Fund will invest at least 80% of its Assets in equity investments of large- and mid-capitalization U.S. companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund generally defines large-capitalization companies as those with a market capitalization over $10 billion at the time of purchase, and mid-capitalization companies as those with market capitalization between $1 billion and $10 billion at the time of purchase. Market capitalization is the total market value of a company's shares. Although the Fund may invest in securities of large- and mid-capitalization companies, it may at any given time invest a significant portion of its assets in companies of one particular market capitalization category, when the adviser believes such companies offer attractive opportunities.

     The Fund invests in a broad portfolio of common stocks that the Fund's adviser, JPMIM believes have strong earnings growth potential and/or are undervalued. The Fund combines a "growth" style strategy, which focuses on identifying securities that JPMIM believes have above-average growth potential over a long-term time horizon, with a "value" style strategy, which focuses on identifying securities that have a market price below what JPMIM believes they are worth, taking into consideration, but not limited to, such items as price-to-earnings ratios, the long-term potential to increase in value and other characteristics consistent with value investing.

     JPMIM applies an active equity management style to identify growth-oriented companies with earnings momentum, earnings growth potential, price momentum and other characteristics consistent with growth investing and value-oriented companies with low price-to-earnings ratios and other characteristics consistent with value investing. The Fund will sell a stock if the adviser feels that the issuer

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     no longer meets the criteria listed above or if it believes that more attractive opportunities are available.

     Equity securities in which the Fund can invest may include common stocks, preferred stocks, REITs (pooled investment vehicles that invest primarily in income-producing real estate or loans related to real estate), convertible securities, depositary receipts and warrants to purchase common stocks.

     Convertible securities, which generally pay interest or dividends can be converted into common or preferred stock.

     Derivatives, which are investments that have a value based on another investment, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may also use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

     Although the Fund intends to invest primarily in equity investments, under normal market conditions, it may also invest in high quality money market instruments and repurchase agreements. To temporarily defend its assets during adverse market, economic or political conditions or during periods of unusual circumstances, the Fund may invest all of its Assets in U.S. government securities.

     The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations. The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

     The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

     The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

     The Fund is diversified as defined in the Investment Company Act of 1940."

     The section on page 12 under the heading "Investment Process" is hereby deleted in its entirety and replaced with the following:

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     "In managing the Fund, the adviser adheres to a disciplined process for stock selection and portfolio construction. A proprietary multi-factor model is used to quantitatively rank stocks in the Fund's investment universe, the Russell 1000 Index, on the basis of value and momentum factors. Value is measured by valuation multiples including, but not limited to, price-to-earnings ratio, while momentum is quantified in terms of price momentum and earnings momentum. Stocks held in the Fund that have become over-valued and/or whose momentum has deteriorated materially may trigger a sell signal. Stocks that are sold are replaced with the most attractive stocks, on the basis of proprietary quantitative rankings, that also contribute favorably to the risk exposures of the entire portfolio.

     The portfolio construction process controls for sector and industry weights, turnover, number of stocks held, and position size. Risk or factor exposures are actively managed through portfolio construction."
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                    J.P. MORGAN MUTUAL FUND SERIES

                    JPMorgan Intrepid All Cap Fund


                    Supplement dated Feburary 27, 2004
    to the Statement of Additional Information dated February 28, 2003 as revised October 1, 2003

     On February 11, 2004, the Board of Trustees adopted a resolution to change the name of the "JPMorgan Intrepid All Cap Fund" to "JPMorgan Intrepid
America Fund" effective April 30, 2004. Accordingly, as of April 30, 2004 all references to "JPMorgan Intrepid All Cap Fund" should be replaced with "JPMorgan Intrepid America Fund."